SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

22. SUBSEQUENT EVENTS

On January 21, 2022, the Company completed the acquisition of 100% of the issued and outstanding equity interests of Expetitle, Inc. ("Expetitle") pursuant to a stock purchase agreement dated January 20, 2022 (the "Expetitle Transaction").

The aggregate purchase price for 100% of the issued and outstanding equity interests of Expetitle was for aggregate cash consideration $8,232 with $7,432 payable in cash at the closing of the Expetitle Transaction and $800 subject to escrow, that will be released after twelve (12) months upon the satisfaction or waiver of certain terms and conditions.

In connection with the Transaction, Real also granted an aggregate of 700 Options and an aggregate of 1.1 million RSUs to members of the Expetitle team. The Options will vest quarterly over 3 years and are exercisable for a period of 3 years at $3.60 per share. The RSUs will vest quarterly over 3 years.

The Company has determined the Expetitle Transaction meets the definition of business combinations within the scope of IFRS 3, Business Combination and has 12 months from the date of purchase to determine the purchase price allocation among the assets purchased and any amounts attributable to goodwill.